                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, Executive Vice President and Chief Financial Officer of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Companies' Deferred Stock Award Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997          SIGNATURE:/s/ Paul J. Liska
                                            ----------------------------------

                                  NAME:  Paul J. Liska

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, Executive Vice President and a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Companies' Deferred Stock Award Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997          SIGNATURE:/s/ Patrick A. Thiele
                                            ----------------------------------

                                  NAME:  Patrick A. Thiele

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, Chairman, President, CEO and a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Companies' Deferred Stock Award Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997          SIGNATURE:/s/ Douglas W. Leatherdale
                                            ----------------------------------

                                  NAME:  Douglas W. Leatherdale

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, Senior Vice President and Chief Accounting Officer of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Companies' Deferred Stock Award Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997          SIGNATURE:/s/ Howard E. Dalton
                                            ----------------------------------

                                  NAME:  Howard E. Dalton

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Companies' Deferred Stock Award Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997          SIGNATURE:/s/ Michael R. Bonsignore
                                            ----------------------------------

                                  NAME:  Michael R. Bonsignore

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Companies' Deferred Stock Award Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997          SIGNATURE:/s/ John H. Dasburg
                                            ----------------------------------

                                  NAME:  John H. Dasburg

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Companies' Deferred Stock Award Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997          SIGNATURE:/s/ W. John Driscoll
                                            ----------------------------------

                                  NAME:  W. John Driscoll

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Companies' Deferred Stock Award Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997          SIGNATURE:/s/ Pierson M. Grieve
                                            ----------------------------------

                                  NAME:  Pierson M. Grieve

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Companies' Deferred Stock Award Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997          SIGNATURE:/s/ Ronald James
                                            ----------------------------------

                                  NAME:  Ronald James

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Companies' Deferred Stock Award Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997          SIGNATURE:/s/ William H. Kling
                                            ----------------------------------

                                  NAME:  William H. Kling

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Companies' Deferred Stock Award Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997          SIGNATURE:/s/ Bruce K. MacLaury
                                            ----------------------------------

                                  NAME:  Bruce K. MacLaury

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Companies' Deferred Stock Award Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997          SIGNATURE:/s/ David G. John
                                            ----------------------------------

                                  NAME:  David G. John

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Companies' Deferred Stock Award Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997          SIGNATURE:/s/ Glen D. Nelson, M.D.
                                            ----------------------------------

                                  NAME:  Glen D. Nelson, M.D.

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Companies' Deferred Stock Award Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997          SIGNATURE:/s/ Anita M. Pampusch
                                            ----------------------------------

                                  NAME:  Anita M. Pampusch

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Companies' Deferred Stock Award Plan, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997          SIGNATURE:/s/ Gordon M. Sprenger
                                            ----------------------------------

                                  NAME:  Gordon M. Sprenger